WARRANT EXCHANGE AGREEMENT

This WARRANT EXCHANGE AGREEMENT (this “Agreement”), dated as of April 26, 2013, by and between Senesco Technologies, Inc., a Delaware corporation (the “Company”), and [ ]. (the “Holder”).

WHEREAS, the Company issued those certain Common Stock Purchase Warrants to purchase shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) issued by the Company, with an initial exercise date of January 9, 2014 (the “2014 Warrants”);

WHEREAS, the Holder owns that certain 2014 Warrant (the “Warrant”) to purchase such shares of Common Stock as listed on the signature page attached hereto (the “Warrant Shares”);

WHEREAS, in order to improve the capital structure of the Company, the Company and the Holder desire to enter into this Agreement, pursuant to which, among other things, the Company and the Holder shall exchange the Warrant for the number shares of Common Stock (the “Exchange Shares”), as calculated below;

WHEREAS, following the Exchange, the Warrant shall be automatically cancelled and terminated and the Holder shall have no further rights pursuant to the Warrant; and

WHEREAS, the Exchange is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the premises and mutual covenants herein below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. The Exchange. At the Closing (as defined below), the Company and the Holder shall, pursuant to Section 3(a)(9) of the Securities Act, exchange the Warrant and the Exchange Shares, as follows (the “Exchange”):

1.1. Closing. The Exchange shall occur remotely via exchange of signatures on such later date as is mutually agreed to by the Company and the Holder (the “Closing”). For clarity, the Closing is not dependent upon the execution of similar warrant exchange agreements by other holders of 2014 Warrants.

1.2. Exchange Shares.

(a) The Holder shall receive the number of Exchange Shares equal to the product of (i) the number of Warrant Shares multiplied by (ii) 0.50.

(b) No fractional shares or scrip representing fractional shares shall be issued upon the Exchange. As to any fraction of a share which the Holder would otherwise be entitled pursuant to the Exchange, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by $0.50 or round up to the next whole share.

1.3. Consideration. At the Closing, the Exchange Shares shall be issued to the Holder in exchange for the Warrant without the payment of any other consideration by the Holder that would not be consistent with the application of Section 3(a)(9) of the Securities Act to the issuance of the Exchange Shares. The Holder hereby agrees that, upon and subject to the Closing, all of the Company’s obligations under the terms and conditions of the Warrant shall be automatically terminated and cancelled in full without any further action required, and that this Section 1.3 shall constitute an instrument of termination and cancellation of such Warrant.

1.4. Delivery. In the Exchange, the Company shall, at the Closing, deliver the Exchange Shares to the Holder (in electronic or certificated form as determined by the Company and its transfer agent). The Holder shall deliver or cause to be delivered to the Company (or its designee), within five (5) Trading Days after the Closing, the original Warrant. For the avoidance of doubt, as of the Closing all of the Holder’s rights under the terms and conditions of the Warrant shall be extinguished.

1.5. Other Documents. The Company and the Holder shall execute and/or deliver such other documents and agreements as are reasonably necessary to effectuate the Exchange pursuant to the terms of this Agreement.

2. Representations and Warranties.

2.1. Holder Representations and Warranties. The Holder hereby represents and warrants to the Company:

(a) The Holder is either an individual or an entity validly existing and in good standing under the laws of the jurisdiction of its organization.

(b) This Agreement has been duly authorized, validly executed and delivered by the Holder and is a valid and binding agreement and obligation of the Holder enforceable against the Holder in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Holder has full power and authority to execute and deliver this Agreement and the other agreements and documents referred to in Section 1.5 and to perform its obligations hereunder and thereunder.

(c) The Holder understands that the Exchange Shares are being offered, sold, issued and delivered to it in reliance upon specific provisions of federal and applicable state securities laws, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein for purposes of qualifying for exemptions from registration under the Securities Act and applicable state securities laws.

(d) The Holder is not acquiring the Exchange Shares as a result of any advertisement, article, notice or other communication regarding the Exchange Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

2

(e) The Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Exchange Shares, and has so evaluated the merits and risks of such investment. The Holder is able to bear the economic risk of an investment in the Exchange Shares and, at the present time, is able to afford a complete loss of such investment.

(f) The Holder acknowledges that the offer, sale, issuance and delivery of the Exchange Shares to it is intended to be exempt from registration under the Securities Act, by virtue of Section 3(a)(9) thereof. The Holder understands that the Exchange Shares may be sold or transferred only in compliance with all federal and applicable state securities laws.

(g) The Holder understands that the Exchange Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and the Holder is acquiring the Exchange Shares as principal for its own account and not with a view to or for distributing or reselling such Exchange Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Exchange Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Exchange Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Holders’s right to sell the Securities in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Exchange Shares hereunder in the ordinary course of its business.

(h) The Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to the Warrant free and clear of all rights and Encumbrances (as defined below). The Holder has full power and authority to transfer and dispose of the Warrant to the Company free and clear of any right or Encumbrance. Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal, or other right of any person to acquire all or any of the Warrant. As used herein, “Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future. The Warrant constitutes all of the 2014 Warrants owned or held of record or beneficially owned or held by the Holder.

2.2. Company Representations and Warranties. The Company hereby represents and warrants to the Holder:

(a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not have a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” shall mean any material adverse effect on the business, operations, properties, or financial condition of the Company and its subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement.

3

(b) The Exchange Shares have been duly authorized by all necessary corporate action, and, when issued and delivered in accordance with the terms hereof, the Exchange Shares shall be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind.

(c) This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Company has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

(d) The Company represents that it has not paid, and shall not pay, any commissions or other remuneration, directly or indirectly, to any third party for the solicitation of the Exchange pursuant to this Agreement. Other than the exchange of the Warrant, the Company has not received and will not receive any consideration from the Holder for the Exchange Shares.

(e) The Company has not, nor has any person acting on its behalf, directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Exchange and the issuance of the Exchange Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from delivering the Exchange Shares to the Holder pursuant to Section 3(a)(9) of the Securities Act, nor will the Company take any action or steps that would cause the Exchange, issuance and delivery of the Exchange Shares to be integrated with other offerings to the effect that the delivery of the Exchange Shares to the Holder would be seen not to be exempt pursuant to Section 3(a)(9) of the Securities Act.

(f) For the purposes of Rule 144 of the Securities Act, the Company acknowledges that the holding period of the Exchange Shares may be tacked onto the holding period of the 2014 Warrants pursuant to applicable rules, regulations and interpretations, and the Company agrees not to take a position contrary to this Section 2.2(f).

(g) The Company shall, by the fourth Trading Day following the date hereof, issue a Current Report on Form 8-K (the “8-K Filing”) disclosing the material terms of the transactions contemplated hereby as exhibits thereto. From and after the 8-K Filing, the Holder shall not be in possession of any material, nonpublic information received from the Company or any of its subsidiaries or any of its respective officers, directors, employees or agents based upon information communicated to the Holder (or its officers, directors, employees or agents) on or prior to the time of the filing of the 8-K Filing. The Company and the Holder shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Holder shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Holder , or without the prior consent of the Holder , with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

4

(h) The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any person with respect to any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby (each a “Settlement Document”), is or will be more favorable to such person than those of the Holder and this Agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Holder immediately following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be), provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this Section 2.2(h) shall apply similarly and equally to each Settlement Document.

(i) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Exchange Shares) will not (i) result in a violation of the certificate of incorporation or bylaws of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations by which any property or asset of the Company or any of its subsidiaries is bound or affected).

3. Termination. In the event that the Closing does not occur on or before the close of business on April 29, 2013, the Company shall have the option to terminate this Agreement without liability to the Holder.

4. Miscellaneous.

5

4.1. Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior and contemporaneous agreements and understandings, both oral and written, between the Holder and the Company with respect to the subject matter hereof.

4.2. Amendment. This Agreement may only be amended with the written consent of the Holder and the Company.

4.3. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Holder or the Company shall bind and inure to the benefit of their respective successors and assigns.

4.4. Applicable Law; Consent to Jurisdiction. The validity, interpretation and performance of this Agreement shall be governed in all respects by the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of Delaware or the United States District Court for the District of Delaware, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each party hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

4.5. Counterparts. This Agreement may be executed in original or facsimile counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all of such counterparts shall together constitute but one and the same instrument.

4.6. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

4.7. No Commissions. Neither the Company nor the Holder has paid or given, or will pay or give, to any person, any commission, fee or other remuneration, directly or indirectly, in connection with the transactions contemplated by this Agreement.

* * * * * * *

6

IN WITNESS WHEREOF, this Warrant Exchange Agreement has been duly executed by the parties hereto as of the date first written above.

SENESCO TECHNOLOGIES, INC.

By:
Name:
Title:

HOLDER:

By:
Name:
Title:

WARRANT SHARES:

[Signature Page to the January 2014 Warrant Exchange Agreement]